UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2004

CREATIVE VISTAS, INC.
(Exact name of Registrant as specified in its Charter)

Arizona	0-30585	86-0464104
(State or other Jurisdiction)	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2100 Forbes Street
Units 8-10
Whitby, Ontario, Canada L1N 9T3
(Address of principal executive offices)

Registrant’s telephone number, including area code: (905) 666-8676

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 Results of Operations and Financial Condition

On August 14, 2006, the Company issued a press release announcing the Special Letter to Shareholders sent by the Company’s Chairman and CEO. A copy of the press release is attached as an exhibit to this Current Report.

ITEM 9.01 Financial Statements and Exhibits

(c) Exhibits

99.1  Press Release of Creative Vistas, Inc. dated August 14, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CREATIVE VISTAS, INC.

Date: August 14, 2006	By:	/s/ Sayan Navaratnam
Sayan Navaratnam
CEO